Equity	12 Months Ended
Dec. 31, 2025
Equity [Abstract]
EQUITY

Note 19: - Equity

a.	Share capital

	December 31, 2025		December 31, 2024
	Authorized	Outstanding	Authorized	Outstanding
Ordinary shares of NIS 1 par value	70,000,000	57,686,056	70,000,000	57,505,031

b.	Changes in share capital:

Issued and outstanding share capital:

Number of
shares

Balance as of January 1, 2024	57,479,528

Exercise of options into share units	23,628
Vesting of restricted shares units	1,875
Balance as of December 31, 2024	57,505,031
Exercise of options into shares units	181,025

Balance as of December 31, 2025	57,686,056
c.	Rights attached to Shares

Voting rights at the shareholders general meeting, rights to dividend, rights in case of liquidation of the Company and rights to nominate directors.

d.	Share options and restricted shares units

During 2025 and 2024, 756,704 and 189,154 share options, respectively, were exercised, on a net exercise basis, into 181,025 and 23,628 ordinary shares of NIS 1 par value each. The total consideration from such exercises amounted to $50 thousand and $7 thousand for 2025 and 2024, respectively.

No restricted share units vested during 2025, while 1,875 restricted share units vested during 2024.

For additional information regarding options and restricted shares units granted to employees and management in 2025, refer to Note 20 below.

e.	Capital management in the Company

The Company’s goals in its capital management are to preserve capital ratios that will ensure stability and liquidity to support business activity and create maximum value for shareholders.

f.	Issuance of ordinary shares by the Company

On November 21, 2019, FIMI, the leading private equity firm in Israel acquired from third parties 5,240,956 ordinary shares at a price of $6.00, representing ownership of approximately 13% of the Company’s then outstanding shares.

On February 10, 2020, the Company consummated a private placement with FIMI, pursuant to which the Company issued 4,166,667 ordinary shares at a price of $6.00 per share, for total gross proceeds of $25,000 thousand. Upon closing of the private placement, FIMI’s aggregate ownership represented approximately 21% of the Company’s then outstanding shares.

On September 7, 2023, the Company consummated a private placement with FIMI, pursuant to which the Company issued 12,631,579 ordinary shares at a price of $4.75 per share (which represented the average closing price of the Company’s shares on NASDAQ during the 20 trading days prior to the date of execution of the private placement), for total gross proceeds of $60,000 thousand. Following the closing of the private placement, FIMI beneficially owned approximately 38% of the Company’s outstanding ordinary shares and became a controlling shareholder of the Company, within the meaning of the Israeli Companies Law, 1999.

Concurrently with the execution of the share purchase agreement, the Company entered into an amended and restated registration rights agreement with FIMI pursuant to which, among other things, the Company undertook to file with the U.S. Securities and Exchange Commission a registration statement registering the resale of all of the ordinary shares held by FIMI, per its request, at any time commencing after the lapse of six months following the closing of the private placement.

Ms. Lilach Asher-Topilsky, the Chairman of the Board of Directors, of the Company, and Messrs. Ishay Davidi and Uri Botzer, members of the Company’s Board of Directors, are executives of FIMI.